UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  July 29, 2005

                        INTEGRATED SECURITY SYSTEMS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

            Delaware                  1-11900                75-2422983
    ________________________    _____________________    ___________________
    (State of incorporation)    (Commission File No.)      (IRS Employer
                                                         Identification No.)
                   8200 Springwood Drive
                         Suite 230
                       Irving, Texas                      75063
         ________________________________________      __________
         (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (972) 444-8280

                                 Not Applicable
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement.

         Integrated Security Systems, Inc. (the "Company") announced today that on August 3, 2005, it closed a financing transaction with Laurus Master Fund, Ltd., a Cayman Islands corporation ("Laurus"), to obtain a $3,000,000 credit facility. The financing was completed pursuant to a Security Agreement by and among the Company, B&B ARMR Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("B&B"), Intelli-Site, Inc., a Texas corporation and wholly-owned subsidiary of the Company ("Intelli-Site"), DoorTek Corporation, a Texas corporation and wholly-owned subsidiary of the Company ("DoorTek" and together with B&B and Intelli-Site, the "Operating Subsidiaries") and Laurus (the "Security Agreement"), pursuant to which the Company issued to Laurus a $1,000,000 Secured Convertible Minimum Borrowing Note (the "MB Note") and a
$3,000,000 Secured Revolving Note (the "Revolving Note" and, together with the MB Note, the "Notes").

         The amount of funds available for borrowing under the credit facility is based upon eligible inventory and accounts receivable of the Company and the Operating Subsidiaries, with an advance rate equal to the sum of (i) 30% of eligible inventory of the Company and the Operating Subsidiaries, up to $1,000,000, and (ii) 90% of eligible accounts receivable of the Company and the Operating Subsidiaries.

         The  Security  Agreement  contains   representations   and  warranties,
covenants  and   indemnification   provisions   that  are  typical  for  similar
asset-based credit facilities.

         Each of the Notes is dated July 29, 2005, matures on July 29, 2008 and carries an interest rate of prime plus one and one half percent, subject to potential downward adjustment based upon the future trading price of the Company's common stock, par value $.01 per share ("Common Stock"). Laurus may convert all or a portion of the principal amount of the Notes and accrued interest thereon into shares of Common Stock at a conversion price of $0.25 per share, subject to anti-dilution adjustments. The conversion price of the Notes will be adjusted upon the occurrence of certain events including but not limited to: (i) any recapitalization, reorganization or reclassification involving the Company's Common Stock; (ii) any stock split, combination or dividend payable in shares of Common Stock; (iii) any merger, consolidation or sale of substantially all of the Company's assets; and (iv) any issuance of shares of Common Stock or securities convertible into Common Stock at a consideration per share less than the conversion price.

         The Notes also contain a restriction that prohibits Laurus from converting either Note into any number of shares that would result in Laurus becoming the beneficial owner of more than 4.99% of the outstanding shares of Common Stock.

         The MB Note is structured as a term note and the Revolving Note is structured as a revolving balance note. In the event that the aggregate outstanding balance under the MB Note falls below $1,000,000 due to conversions, amounts due and payable under the Revolving Note shall be transferred to a new MB Note, so that, at any given time, the aggregate outstanding balance under all outstanding MB Notes during the term of the credit facility remains equal to $1,000,000. However, transfers of outstanding amounts under the Revolving Note are subject to the condition that, after the transfer, the outstanding principal amount of the Revolving Note shall not be reduced below $500,000, which makes it possible that the aggregate outstanding balance under all outstanding MB Notes during the term of the credit facility could be less than $1,000,000.

         Amounts outstanding under the Revolving Note will also vary as funds are borrowed and repaid from time to time during the term. The Security Agreement requires the Company to maintain a lock box account to receive payments of the Company's accounts receivable, and all funds transmitted to the lock box account will be applied to amounts outstanding under the Revolving Note.


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

         Because the Revolving Note contemplates multiple repayments and reborrowings during the term of the credit facility, there is no minimum amount that is required to be outstanding under the Revolving Note and there is no prepayment penalty associated with the Revolving Note. However, if the Company prepays any MB Note prior to July 29, 2008, the Company must also pay a prepayment premium equal to 30% of all sums due under the credit facility.

         If the Company desires to terminate the credit facility prior to July 29, 2008, the Company must pay Laurus a fee of (i) $150,000, if such termination occurs prior to July 29, 2006, (ii) $120,000, if such termination occurs on or after July 29, 2006 and prior to July 29, 2007, and (iii) $90,000, if such termination occurs on or after July 29, 2007 and prior to July 29, 2008.

         As part of the financing, the Company paid Laurus a credit facility management fee of $45,000 and issued to Laurus a Common Stock Purchase Warrant (the "Laurus Warrant") to purchase 1,723,077 shares of Common Stock. The Laurus Warrant is dated July 29, 2005, has an exercise price of $0.325 per share for the first 923,077 shares of Common Stock purchasable thereunder and $0.375 per share for the remaining 800,000 shares of Common Stock purchasable thereunder, and expires on July 29, 2012. The exercise price and the number of shares of Common Stock purchasable upon exercise of the Laurus Warrant is subject to adjustment (under formulae set forth in the Laurus Warrant) upon the occurrence of certain events, including, but not limited to stock dividends or other distributions of Common Stock, stock splits or combinations. The Laurus Warrant also contains a restriction identical to the one found in the Notes that prohibits Laurus from converting the Laurus Warrant into any number of shares that would result in Laurus becoming the beneficial owner of more than 4.99% of the outstanding shares of Common Stock.

         The Company's obligations to Laurus under the credit facility are secured by substantially all the assets (other than certain defined assets of the Company set forth in the Security Agreement) of the Company and the Operating Subsidiaries, including the Company's ownership interests in the Operating Subsidiaries. The Company entered into a Stock Pledge Agreement, dated July 29, 2005, with Laurus, pursuant to which the Company pledged the capital stock of the Operating Subsidiaries as security for the Company's obligations to Laurus under the credit facility.

         In connection with the financing, the Company and Laurus entered into a Registration Rights Agreement, dated July 29, 2005 (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to use its reasonable commercial efforts to file, from time to time, with the Securities and Exchange Commission (the "SEC") registration statements (each, a "Registration Statement") for offerings to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), and have such Registration Statements be declared effective by the SEC, with respect to the resale of (i) the shares of Common Stock issuable upon the conversion of the MB Notes and (ii) the shares of Common Stock issuable upon exercise of the Laurus Warrant. The Company has no obligation to file a registration statement with respect to the resale of the shares of Common Stock issuable upon conversion of the Revolving Note.

         With respect to the first Registration Statement to be filed by the Company, the Company is obligated to file such Registration Statement on or prior to August 29, 2005, and have such Registration Statement declared effective on or prior to November 1, 2005, unless such period is extended by an additional 30 days, as provided by the Registration Rights Agreements upon the occurrence of certain predefined events. The Company will be obligated to file additional Registration Statements each time that the aggregate outstanding balance under any particular series of new MB Notes equals $1,000,000 and a new MB Note is issued. The Company is obligated to file each such additional Registration Statement on or prior to thirty days after such new MB Note has been issued and have such Registration Statement declared effective on or prior to forty-five days after the date such Registration Statement is filed with the SEC, unless such period is extended by an additional forty-five days, as provided by the Registration Rights Agreements upon the occurrence of certain predefined events. If (i) the Company does not have a Registration Statement on file with the SEC by the required date, (ii) the Company does not have a Registration Statement declared effective by the required date, (iii) a Registration Statement, after it is declared effective, ceases to be effective for more than twenty consecutive calendar days or more than thirty days in the aggregate during a year, or (iv) the Common Stock is not listed or quoted or is suspended from trading on any trading market for three consecutive trading days, and such suspension shall not have been lifted within thirty days or the Common Stock is not listed on another trading market, then the Company will pay to Laurus a daily cash fee equal to 1/30th of 1.50% of the original principal amount of the MB Note each day until the event that triggered such payment is cured, plus interest on such fee at a rate of 1.5% per month.


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

         The  Registration   Rights  Agreement   contains  other  covenants  and
indemnification provisions that are typical for registration rights agreements entered into by public companies in connection with similar credit facilities.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         Reference is made to the disclosure provided in response to Item 1.01 of this Form 8-K with respect to the incurrence by the Company of a direct financial obligation of up to an aggregate of $3,000,000 in connection with the execution of the Notes, which disclosure is incorporated herein by this reference.

         Subject to certain grace periods, the Notes and related agreements provide for the following events of default (among others):

         o      Failure to pay interest and principal when due;

         o A material uncured breach or failure to perform by the Company or the Operating Subsidiaries under any of the Notes or related agreements;

         o An attachment or levy in excess of $100,000 is made upon the Company's assets or a judgment is rendered against the Company involving a liability of more than $100,000, which is not vacated, discharged, stayed or bonded within thirty days from entry;

         o Any form of bankruptcy or insolvency proceeding is instituted by or against the Company or the Operating Subsidiaries;

         o Any material adverse change in the condition of the Company and the Operating Subsidiaries, taken as a whole; or

         o      A change in control of the Company.

         If the Company defaults under the agreements with Laurus, Laurus may enforce its rights as a secured party and accelerate payments due under the credit facility and the Company may lose all or a portion of its assets. In addition to other remedies available, upon such a continuing default, Laurus may elect to require the Company to pay (i) additional interest at the rate of 2% per month and (ii) a penalty fee equal to 130% of the outstanding principal amount of the Notes, which penalty fee shall be applied to the amounts the Company owes Laurus under the credit facility. The fee for early termination of the credit facility due to a continuing event of default is (i) $300,000, if such termination occurs prior to July 29, 2006, (ii) $225,000, if such termination occurs on or after July 29, 2006 and prior to July 29, 2007, and
(iii) $75,000 if such termination occurs on or after July 29, 2007 and prior to July 29, 2008.


Item 3.02.  Unregistered Sales of Equity Securities

         Reference is made to the disclosure provided in response to Item 1.01 of this Form 8-K, with respect to (i) the issuance by the Company of a $1,000,000 secured convertible MB Note and a $3,000,000 secured convertible Revolving Note, and (ii) the issuance by the Company to Laurus of the Laurus Warrant to purchase 1,723,077 shares of Common Stock, which disclosure is incorporated herein by this reference.

         The Notes and the Laurus Warrant were offered and sold without registration under the Securities Act or the securities laws of certain states in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D under the Securities Act and in reliance on similar exemptions under applicable state laws. Laurus has represented to the Company that Laurus is a "accredited investor", as that term is defined in Regulation D under the Securities Act.

Item 7.01.  Regulation FD Disclosure

         On August 5, 2005, the Company issued a press release announcing the credit facility described in Items 1.01, 2.03 and 3.02 above. A copy of the press release is attached hereto as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         4.1 Security Agreement, dated July 29, 2005, by and among Integrated Security Systems, Inc., Laurus Master Fund, Ltd., and those certain other parties set forth on the signature page to the Security Agreement.

         4.2 Minimum Borrowing Note Registration Rights Agreement, dated July 29, 2005, by and among Integrated Security Systems, Inc. and Laurus Master Fund, Ltd.

         4.3 Secured Revolving Note, dated July 29, 2005, issued by the Company to Laurus Master Fund, Ltd.

         4.4 Form of Secured Convertible Minimum Borrowing Note, issued by the Company to Laurus Master Fund, Ltd.

         4.5 Form of Common Stock Purchase Warrant, dated July 29, 2005, issued by Integrated Security Systems, Inc. to Laurus Master Fund, Ltd.

         4.6 Stock Pledge Agreement, dated July 29, 2005, by and among Integrated Security Systems, Inc., Laurus Master Fund, Ltd. and the wholly-owned subsidiaries of Integrated Security Systems, Inc.

         99.1 Press Release, dated August 5, 2005, describing generally the credit facility.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTEGRATED SECURITY SYSTEMS, INC.


Dated:   August 5, 2005              By: /s/ C. A. RUNDELL, JR.
                                         _______________________________________
                                         Name:   C. A. Rundell, Jr.
                                         Title:  Director, Chairman of the Board
                                                 and Chief Executive Officer
                                                 (Principal Executive and
                                                 Financial Officer)






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                                  Exhibit Index



Exhibit No.       Description


         4.1 Security Agreement, dated July 29, 2005, by and among Integrated Security Systems, Inc., Laurus Master Fund, Ltd., and those certain other parties set forth on the signature page to the Security Agreement.

         4.2 Minimum Borrowing Note Registration Rights Agreement, dated July 29, 2005, by and among Integrated Security Systems, Inc. and Laurus Master Fund, Ltd.

         4.3 Secured Revolving Note, dated July 29, 2005, issued by the Company to Laurus Master Fund, Ltd.

         4.4 Form of Secured Convertible Minimum Borrowing Note, issued by the Company to Laurus Master Fund, Ltd.

         4.5 Form of Common Stock Purchase Warrant, dated July 29, 2005, issued by Integrated Security Systems, Inc. to Laurus Master Fund, Ltd.

         4.6 Stock Pledge Agreement, dated July 29, 2005, by and among Integrated Security Systems, Inc., Laurus Master Fund, Ltd. and the wholly-owned subsidiaries of Integrated Security Systems, Inc.

         99.1 Press Release, dated August 5, 2005, describing generally the credit facility.



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